                     SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.




                                  FORM 8-K

                               CURRENT REPORT




                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




              Date of Report (Date of earliest event reported)
                              January 18, 1994




                             ENSERCH Corporation
           (Exact name of Registrant as specified in its charter)




            Texas                 1-3183           75-0399066
(State or other jurisdiction   (Commission      (I.R.S. Employer
      of incorporation)        File Number)    Identification No.)





ENSERCH Center, 300 S. St. Paul, Dallas, Texas                       75201
 (Address of principal executive offices)                         (Zip Code)




Registrant's telephone number, including Area Code:             214-651-8700

ITEM 5.  Other Events

      Set forth below in its entirety is a news release issued by ENSERCH Corporation on January 18, 1994.

      ENSERCH PLANS DEBT OFFERING

            DALLAS, TEXAS (January 18, 1994) -- As part of this year's financing program, ENSERCH Corporation plans to sell $150 million of 10-year Notes pursuant to its currently effective shelf registration. The Corporation intends to use the proceeds from this sale for the early redemption of all of the following outstanding sinking fund debentures: 7 1/2% due 1996, 7.65% due 1998, 8.95%
      due 1999, 8 3/4% due 2001 and 8 1/2% due 2002.  ENSERCH
      also intends to use a portion of the proceeds to call for redemption all shares of its outstanding Adjustable Rate Preferred Stock, Series D, at $50 per share. Early redemptions are subject to the approval of the ENSERCH Board of Directors at a meeting schedule for February 8. If approved, call notices will be made shortly thereafter, with the redemptions to begin in March 1994.

ITEM 7.  Financial Statements and Exhibits

Exhibit 1 Revised form of Underwriting Agreement to be used in connection with securities issued pursuant to Registration Statement No. 33-45688.


                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ENSERCH Corporation



Date: January 21, 1994     By:  /s/ Jerry W. Pinkerton
                                  Jerry W. Pinkerton,
                              Vice President and Controller,
                                 Chief Accounting Officer

                                                                   EXHIBIT 1
                                                            Draft of 1/18/94

                             ENSERCH CORPORATION


                               DEBT SECURITIES


                           UNDERWRITING AGREEMENT

January   , 1994

[Name and Address
  of Underwriters]

Gentlemen:

      ENSERCH Corporation, a Texas corporation ("Company"), confirms its agreement with the several Underwriters listed in Schedule A hereto ("Underwriters", which term may refer to a single
Underwriter if only one is listed in Schedule A) as follows:

            1. Description of Securities. The Company proposes to issue and sell to the several Underwriters securities of the title, amount and particular terms set forth or referred to in Schedule B hereto ("Securities"). The Securities are to be issued under the Indenture ("Indenture") identified in Schedule B hereto.

            2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter that:

            (a) A registration statement on Form S-3 (with the file number set forth in Schedule B hereto) with respect to the Securities, including a prospectus, has been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended ("Act"), the Trust Indenture Act of 1939, as amended ("Trust Indenture Act") and the rules and regulations ("Rules and Regulations") of the Securities and Exchange Commission ("Commission") thereunder and filed with the Commission and has become effective. Such registration statement and prospectus may have been amended or supplemented prior to the date of this Agreement; any such amendment or supplement was so prepared and filed, and any such amendment filed after the effective date of such registration statement has become effective. No stop order suspending the effectiveness of the registration statement has been issued, and no proceeding for that purpose has been instituted or threatened by the Commission. A prospectus supplement ("Prospectus Supplement") setting forth the terms of the Securities and of their sale and distribution has been or will be so prepared and will be filed pursuant to Rule 424(b) of the Rules and Regulations on or before the second business day after the date hereof (or such earlier time as may be required by the Rules and Regulations). Copies of such registration statement and prospectus, any such amendment or supplement and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement (including one fully executed copy of the registration statement and of each amendment thereto for each of you and for counsel for the Underwriters) have been delivered to you. Such registration statement, as it may have heretofore been amended, is referred to herein as the "Registration Statement", and the final form of prospectus included in the Registration Statement, as supplemented by the Prospectus Supplement, is referred to herein as the "Prospectus". Each form of Prospectus, or Prospectus and Prospectus Supplement, if any, heretofore made available for use in offering the Securities is referred to herein as a "Preliminary Prospectus". Any reference herein to the Registration Statement, the Prospectus, any amendment or supplement thereto or any Preliminary Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein.

            (b) Each part of the registration statement, when such part became or becomes effective, each Preliminary Prospectus (if any) on the date of filing thereof with the Commission, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date (as hereinafter defined), conformed or will conform in all material respects with the requirements of the Act, the Trust Indenture Act and the Rules and Regulations; each part of the registration statement, when such part became or becomes effective, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Preliminary Prospectus (if any), on the date of filing thereof with the Commission, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the statements made in such documents in response to Rule 4-10 of Regulation S-X and the statements made in such documents within the coverage of Rule 175(b) of the General Rules and Regulations under the Act were made by the Company with a reasonable basis and in good faith; except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

            (c) The documents incorporated by reference in the Registration Statement, the Prospectus, any amendment or supplement thereto or any Preliminary Prospectus, when they became or become effective under the Act or were or are filed with the Commission under the Securities Exchange Act of 1934, as amended ("Exchange Act"), as the case may be, conformed or will conform in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

            (d) The financial statements of the Company and its subsidiaries set forth in the Registration Statement and Prospectus fairly present the financial condition of the Company and its subsidiaries as of the dates indicated and the results of operations and cash flows for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein).

            (e) The Company and each United States subsidiary and each material non-United States subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation, has full power and authority (corporate and other) to conduct its business as described in the Registration Statement and Prospectus and is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position or results of operations of the Company and its subsidiaries; and all of the outstanding shares of capital stock of each such subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and (except as otherwise stated in the Registration Statement) are owned beneficially by the Company subject to no security interest, other encumbrance or adverse claim.

            (f) The Indenture and the Securities have been duly authorized, the Indenture has been duly qualified under the Trust Indenture Act and executed and delivered and constitutes, and the Securities, when duly executed, authenticated, issued and delivered as contemplated hereby and by the Indenture, will constitute, valid and legally binding obligations of the Company enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; as to any Securities which are convertible into Common Stock, $4.45 par value ("Common Stock") of the Company ("Convertible Securities"), such Convertible Securities, when issued as contemplated hereby, will be convertible into Common Stock in accordance with the terms of the Indenture, the shares of Common Stock initially issuable upon conversion of any convertible Securities will have been duly authorized and reserved for issuance upon such conversion, and, when so issued, will be validly issued, fully paid and non-assessable; and the outstanding shares of Common Stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and conform to the description thereof in the Prospectus, and the shareholders of the Company have no preemptive rights with respect to such Securities or the Common Stock.

            (g) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and its subsidiaries, and there has not been any material change, on a consolidated basis, in the capital stock (other than from stock issued under employee benefit and stock option plans), long-term debt (other than from currency fluctuations and normal repurchases of long-term debt for sinking fund purposes and scheduled repayments) of the Company and its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or other), business, prospects, net worth (other than any decrease in net worth as a result of the declaration by the Company of regular quarterly dividends on its preferred stock and Common Stock) or results of operations of the Company and its subsidiaries considered as a whole.

            (h) Except as set forth in the Prospectus, there is not pending or, to the knowledge of the Company, threatened any action, suit or proceeding to which the Company or any of its subsidiaries is a party, before or by any court or governmental agency or body, other than litigation incident to the kind of business conducted by the Company, that might result in any material adverse change in the condition (financial or other), business, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole, or might materially and adversely affect the properties or assets thereof.

            (i) There are no contracts or documents of the Company or any of its subsidiaries that are required to be filed as exhibits to the Registration Statement or to any of the documents incorporated by reference therein by the Act, the Trust Indenture Act or the Exchange Act or by the rules and regulations of the Commission thereunder that have not been so filed.

            (j) The performance of this Agreement and of any Delayed Delivery Contracts (as hereinafter defined) and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument to which the Company is a party or by which it is bound or to which any of the property of the Company is subject, the Articles of Incorporation, as amended, or By-laws of the Company, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Securities by the Company, except such as may be required under the Act, the Trust Indenture Act or state securities laws; and the Company has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement.

            (k) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property described in the Registration Statement and Prospectus as being owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement and Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; the real properties referred to in the Registration Statement and Prospectus as held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the conduct of the business of the Company and its subsidiaries; the pipeline easements enjoyed by the Company and its subsidiaries are valid, subsisting and enforceable easements with such exceptions as are not material and do not interfere with the conduct of the business of the Company and its subsidiaries; the gas purchase contracts referred to in the Registration Statement and the Prospectus are valid contracts in accordance with their terms; the leases, operating agreements and other interests in gas acreage referred to in the Registration Statement and Prospectus as held by the Company and its subsidiaries entitle them to the rights therein purported to be granted, subject to the jurisdiction of regulatory agencies to establish allowable levels of production; the Company and its subsidiaries possess all licenses, franchises, permits, authorizations, approvals, consents and orders of all governmental authorities or agencies (including, without limitation, all certificates of public convenience and necessity issued by the Federal Energy Regulatory Commission) necessary for the ownership or lease of the properties owned or leased or proposed to be owned or leased by them and for the operation of the business carried on or proposed to be carried on by them as described in the Registration Statement and Prospectus; all such licenses, franchises, permits, orders, authorizations, approvals and consents are in full force and effect and contain no unduly burdensome provisions and, except as otherwise set forth in the Registration Statement and Prospectus, there are no legal or governmental proceedings pending or threatened that would result in a material modification, suspension or revocation thereof.

            3. Purchase, Sale and Delivery of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule B hereto, the amount of Securities set forth opposite the name of such Underwriter in Schedule A hereto less the reduction for such Underwriter's portion of any Contract Securities determined as provided below.

            If so authorized in Schedule B hereto, the Underwriters may solicit offers from investors of the types set forth in the Prospectus to purchase Securities from the Company pursuant to delayed contracts ("Delayed Delivery Contracts"). Such contracts shall be substantially in the form of Exhibit I hereto but with such changes therein as the Company may approve. Securities to be purchased pursuant to Delayed Delivery Contracts are herein called "Contract Securities". When Delayed Delivery Contracts are authorized in Schedule B, the Company will enter into a Delayed Delivery Contract in each case where a sale of Contract Securities arranged through you has been approved by the Company but, except as the Company may otherwise agree, such Delayed Delivery Contracts must be for at least the minimum amount of Contract Securities set forth in Schedule B hereto, and the aggregate amount of Contract Securities may not exceed the amount set forth in such Schedule. The Company will advise you not later than 10:00 A.M., New York City time, on the third full business day preceding the Closing Date (or at such later time as you may otherwise agree) of the sales of Contract Securities that have been so approved. You and the other Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts.

            The amount of Securities to be purchased by each Underwriter as set forth in Schedule A hereto shall be reduced by an amount that shall bear the same proportion to the total amount of Contract Securities as the amount of Securities set forth opposite the name of such Underwriter bears to the total amount of Securities set forth in Schedule A hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company; provided, however, that the total amount of Securities to be purchased by all Underwriters shall be the total amount of Securities set forth in Schedule A hereto less the aggregate amount of Contract Securities.

            The Securities to be purchased by the Underwriters will be delivered by the Company to you for the accounts of the several Underwriters at the office specified in Schedule B hereto against payment of the purchase price therefor by certified or official bank check or checks in New York Clearing House (next day) funds payable to the order of the Company at the office, on the date and at the times specified in such Schedule B, or at such other time not later than eight full business days thereafter as you and the Company determine, such time being herein referred to as the "Closing Date". Such Securities will be prepared in the denominations requested and registered in the name of the securities depository (or a nominee thereof) set forth in Schedule B hereto and will be made available for checking at least one business day prior to the Closing Date.

            It is understood that you, acting individually and not in a representative capacity, may (but shall not be obligated to) make payment to the Company on behalf of any other Underwriter for Securities to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder.

            The Company will pay to you, at the Closing Date, for the account of each Underwriter any commission or other compensation that is specified in Schedule B hereto. Such payment will be made by certified or official bank check or checks in New York Clearing House (next day) funds.

            4. Covenants. The Company covenants and agrees with each Underwriter that:

            (a) The Company will cause the Prospectus Supplement to be filed as required by Section 2(a) hereof (but only if you have not reasonably objected thereto by notice to the Company after having been furnished a copy a reasonable time prior to filing) and will notify you promptly of such filing. During the period in which a prospectus relating to the Securities is required to be delivered under the Act, the Company will notify you promptly of the time when any subsequent amendment to the Registration Statement has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information; it will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or Prospectus that, in your opinion, may be necessary or advisable in connection with the distribution of the Securities by the Underwriters; it will file no amendment or supplement to the Registration Statement or Prospectus (other than any prospectus supplement relating to the offering of other securities registered under the Registration Statement or any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference therein) to which you shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing; and it will furnish to you at or prior to the filing thereof a copy of any such prospectus supplement or any document that upon filing is deemed to be incorporated by reference in the Registration Statement or Prospectus.

            (b) The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

            (c) Within the time during which a prospectus relating to the Securities is required to be delivered under the Act, the Company will comply as far as it is able with all requirements imposed upon it by the Act and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Act, the Company will promptly notify you and will amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

            (d) The Company will use its best efforts to qualify the Securities and any Common Stock into which any Securities are convertible for sale under the securities laws of such jurisdictions as you reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction. The Company will also arrange for the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as you reasonably request.

            (e) The Company will furnish to the Underwriters copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement or Prospectus that are filed with the Commission during the period in which a prospectus relating to the Securities is required to be delivered under the Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as available and in such quantities as you may from time to time reasonably request.

            (f) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the date upon which the Prospectus Supplement is filed pursuant to Rule 424 under the Act that shall satisfy the provisions of Section 11(a) of the Act or Rule 158 thereunder.

            (g) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all expenses incident to the performance of its obligations hereunder, will pay the expenses of printing all documents relating to the offering, and will reimburse the Underwriters for any expenses (including fees and disbursements of counsel) incurred by them in connection with the matters referred to in Section 4(d) hereof and the preparation of memoranda relating thereto, for any filing fee of the National Association of Securities Dealers, Inc. relating to the Securities and for any fees charged by investment rating agencies for rating the Securities. If the sale of Securities to be purchased by the several Underwriters as provided for herein is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the several Underwriters for all reasonable out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder. The Company shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

            (h) The Company will apply the net proceeds from the sale of the Securities as set forth in the Prospectus.

            (i) The Company will not, directly or indirectly, offer or sell, or determine to offer or sell, any debt securities that are substantially similar to the Securities (except under prior contractual commitments) during the period ending on the earlier of the Closing Date or 10 business days after the date of this Agreement without your prior written consent.

            5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for Securities as provided herein shall be subject to the accuracy, as of the date hereof and the Closing Date (as if made at the Closing
Date), of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

            (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

            (b) No Underwriter shall have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in your opinion is material, or omits to state a fact that in your opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

            (c) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any change, on a consolidated basis, in the capital stock (other than from stock issued under employee benefit and stock option plans), long-term debt (other than from currency fluctuations and normal repurchases of long-term debt for sinking fund purposes and scheduled repayments) of the Company and its subsidiaries, or any adverse change, or any development involving a prospective adverse change, in the condition (financial or other), business, prospects, net worth (other than any decrease in net worth as a result of the declaration by the Company of regular quarterly dividends on its preferred stock and Common Stock) or results of operations of the Company and its subsidiaries, or any change in the rating assigned to any securities of the Company, that, in your judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Prospectus.

            (d) You shall have received the opinion of William T.
      Satterwhite, Esq., counsel for the Company, dated the Closing Date, to the effect that:

                  (i)  Each of the Company, its United States
            subsidiaries and all material non-United states subsidiaries have been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation, has full power and authority (corporate and other) to conduct its business as described in the Registration Statement and Prospectus; the Company is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position or results of operations of the Company and its subsidiaries; each of the subsidiaries of the Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in the United States which requires such qualification wherein it owns or leases material properties or conducts material business; and all of the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and (except as otherwise stated in the Registration Statement) are owned beneficially by the

            Company subject to no security interest, other encumbrance or adverse claim;

                  (ii) The Indenture and the Securities have been duly authorized, the Indenture has been duly qualified under the Trust Indenture Act, executed and delivered, the Securities purchased by the Underwriters have been duly executed, authenticated, issued and delivered, and the Indenture and such Securities constitute, and any Contract Securities, when executed, authenticated, issued and delivered in the manner provided in the Indenture and the Delayed Delivery Contracts, will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and as to any Convertible Securities purchased by the Underwriters or any Contract Securities which are convertible into Common Stock ("Convertible Contract Securities"), such Convertible Securities are, and such Convertible Contract Securities, when executed, authenticated, issued and delivered in the manner provided in the Indenture and the Delayed Delivery Contracts will be, convertible into Common Stock of the Company in accordance with the terms of the Indenture, the shares of Common Stock initially issuable upon conversion of any Convertible Securities have been duly authorized and reserved for issuance upon such conversion, and, when so issued, will be validly issued, fully paid and non-assessable; and the outstanding shares of Common Stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and conform to the description thereof in the Prospectus, and the shareholders of the Company have no preemptive rights with respect to the Securities or the Common Stock;

                  (iii)  The Registration Statement has become
            effective under the Act; the Prospectus Supplement has been filed as required by Section 2(a) hereof; and to the best knowledge of such counsel no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission;

                  (iv) Each part of the registration statement, when such part became effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the Rules and Regulations; such counsel have no reason to believe that either any part of the registration statement, when such part became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission or at the Closing Date, included an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the documents incorporated by reference in the Registration Statement or Prospectus or any amendment or supplement thereto, when they became effective under the Act or were filed with the Commission under the Exchange Act, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; it being understood that such counsel need express no opinion as to the financial statements or other financial data and the description of the reports of DeGolyer and MacNaughton, included in any of the documents mentioned in this clause;

                  (v) The description in the Registration Statement and Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown; the pipeline easements enjoyed by the Company and its subsidiaries are valid, subsisting and enforceable easements with such exceptions as are not material and do not interfere with the conduct of the business of the Company and its subsidiaries; the gas purchase contracts referred to in the Registration Statement and the Prospectus are valid contracts in accordance with their terms; the leases, operating agreements and other interests in gas acreage referred to in the Registration Statement and Prospectus as held by the Company and its subsidiaries entitle them to the rights therein purported to be granted, subject to the jurisdiction of regulatory agencies to establish allowable levels of production; the Company and its subsidiaries possess all licenses, franchises, permits, authorizations, approvals, consents and orders of all governmental authorities or agencies (including, without limitation, all certificates of public" convenience and necessity issued by the Federal Energy Regulatory Commission) necessary for the ownership or lease of the properties owned or leased or proposed to be owned or leased by them and for the operation of the business carried on or proposed to be carried on by them as described in the Registration Statement and

            Prospectus; all such licenses, franchises, permits, orders, authorizations, approvals and consents are in full force and effect and contain no unduly burdensome provisions and, except as otherwise set forth in the Registration Statement and Prospectus, there are no legal or governmental proceedings pending or threatened that would result in a material modification, suspension or revocation thereof; and such counsel do not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus (or required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein) or to be filed as exhibits to the Registration Statement that are not described and filed as required;

                  (vi) This Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company; the performance of this Agreement and of any Delayed Delivery Contracts and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument known to such counsel to which the Company is a party or by which it is bound or to which any of the property of the Company is subject, the Articles of Incorporation, as amended, or By-laws of the Company, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Securities by the Company, except such as have been obtained under the Act and the Trust Indenture Act and such as may be required under state securities laws in connection with the purchase and distribution of the Securities by the Underwriters; and

                  (vii) The Company is not a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of
            1935, as amended.

            (e) You shall have received the opinion of Mudge Rose
      Guthrie Alexander & Ferdon, counsel for the Underwriters, dated the Closing Date, to the effect that:

                  (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Texas;

                  (ii) The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act; the Securities have been duly authorized, executed, authenticated, issued and delivered; and the Indenture and the Securities constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (iii) The Indenture and the Securities conform in all material respects to the descriptions thereof contained in the Prospectus as amended and supplemented; and

                  (iv) This Agreement has been duly authorized, executed and delivered by the Company.

            Such counsel shall also state in such opinion that although they are not passing upon or assuming any responsibility for the accuracy, completeness or fairness of any of the statements made in the Registration Statement or the Prospectus or any amendment or supplement thereto, on the basis of the information which they gained in the course of the services specified in such opinion, in their opinion, each part of the Registration Statement when such part became effective and the Prospectus, as amended or supplemented on the date of this Agreement (other than certain incorporated documents), appear on their face to comply as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the Rules and Regulations. Such counsel shall further state in such opinion that nothing which has come to their attention in the course of such review has caused them to believe that any part of the Registration Statement, when such part became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented on the date of this Agreement, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel shall also state in such opinion that nothing which has come to their attention has caused them to believe that the Prospectus, as amended or supplemented as of the time of the delivery of such opinion, contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, such counsel may state in such opinion that they are not expressing any opinion or belief as to the financial statements or other financial or statistical data contained in the Registration Statement, any incorporated documents, the Prospectus and any amendment or supplement thereto, or as to the estimates of reserves and other information included in any thereof upon the authority of DeGolyer & MacNaughton, or as to the statement of eligibility of the Trustee on Form T-1.

            In rendering their opinion, such counsel may rely upon the opinion of William T. Satterwhite, Esq., referred to above as to all matters governed by Texas law.


            (f) You shall have received a letter from Deloitte &
      Touche, dated the Closing Date, to the effect set forth in
      Exhibit II hereto.

            (g) You shall have received from the Company a certificate, signed by the Chairman, the President or a Vice President, and by the principal financial or accounting officer, of the Company, dated the Closing Date, to the effect that, to the best of their knowledge based upon reasonable investigation:

                  (i) The representations and warranties of the Company in this Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                  (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been instituted or is threatened, by the Commission; and

                  (iii) Since the date of this Agreement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or Prospectus that has not been so set forth and there has been no document required to be filed under the Exchange Act and the rules and regulations of the Commission thereunder that upon such filing would be deemed to be incorporated by reference in the Prospectus that has not been so filed.

            (h) The Company shall have furnished to you such further certificates and documents as you shall have reasonably requested.

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

            6. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any part of the registration statement when such part became effective, or in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

            (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any part of the registration statement when such part became effective, or in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company by you, or by such Underwriter through you, specifically for use in the preparation thereof, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action as such expenses are incurred.

            (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

            (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering of the Securities (before deducting expenses) received by the Company bear to the total compensation or profit (before deducting expenses) received or realized by the Underwriters from the purchase and resale, or underwriting, of the Securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocations (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection
(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim that is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

            (e) The obligations of the Company under this Section 6 shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

            7. Representations and Agreements to Survive Delivery. All representations, warranties and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the several Underwriters contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling persons, or the Company or any of its officers, directors or any controlling persons, and shall survive delivery of and payment for the Securities.

            8. Substitution of Underwriters. (a) If any Underwriter or Underwriters shall fail to take up and pay for the amount of Securities agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Securities in accordance with the terms hereof, and the amount of Securities not purchased does not aggregate more than 10% of the total amount of Securities set forth in Schedule A hereto, the remaining Underwriters shall be obligated to take up and pay for (in proportion to their respective underwriting obligations hereunder as set forth in Schedule A hereto except as may otherwise be determined by you) the Securities that the withdrawing or defaulting Underwriter or Underwriters agreed but failed to purchase.

            (b) If any Underwriter or Underwriters shall fail to take up and pay for the amount of Securities agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Securities in accordance with the terms hereof, and the amount of Securities not purchased aggregates more than 10% of the total amount of Securities set forth in Schedule A hereto, and arrangements satisfactory to you and the Company for the purchase of such Securities by other persons are not made within 36 hours thereafter, this Agreement shall terminate. In the event of any such termination the Company shall not be under any liability to any Underwriter (except to the extent provided in Section 4(g) and Section 6 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the amount of Securities agreed by such Underwriter to be purchased hereunder) be under any liability to the Company (except to the extent provided in Section 6 hereof).

         9. Termination. You shall have the right by giving notice as hereinafter specified at any time at or prior to the Closing Date, to terminate this Agreement if (i) the Company shall have failed, refused or been unable, at or prior to the Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters' obligations hereunder is not fulfilled, (iii) trading on the New York Stock Exchange or the American Stock Exchange shall have been wholly suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange or the American

Stock Exchange, by such Exchange or by order of the Commission or any other governmental authority having jurisdiction, (v) a banking moratorium shall have been declared by Federal or New York authorities, or (vi) an outbreak of major hostilities in which the United States is involved, a declaration of war by Congress, any other substantial national or international calamity or any other event or occurrence of a similar character shall have occurred since the execution of this Agreement that, in your judgment, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities to be purchased by the Underwriters. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(g) and Section 6 hereof shall at all times be effective. If you elect to terminate this Agreement as provided in this Section, the Company shall be notified promptly by you by telephone or telecopy, confirmed by letter.

            10. Notices. All notices or communications hereunder shall be in writing and if sent to you shall be mailed, delivered or telecopied and confirmed to you at the address set forth for that purpose in Schedule B hereto, or if sent to the Company, shall be mailed, delivered or telecopied and confirmed to the Company c/o the Treasurer, at ENSERCH Center, 300 South St. Paul Street, Dallas, Texas 75201-5598. Notice to any Underwriter pursuant to
Section 6 hereof shall be mailed, delivered or telecopied and confirmed to such Underwriter's address as it appears in such Underwriter's questionnaire or other notice furnished to the Company in writing for the purpose of communications hereunder.
Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

            11. Parties. This Agreement shall inure to the benefit of and be binding upon the Company and the Underwriters and their respective successors and the controlling persons, officers and directors referred to in Section 6 hereof, and no other person will have any right or obligation hereunder.

            In all dealings with the Company under this Agreement, you shall act on behalf of each of the several Underwriters, and any action under this Agreement taken by you or by any one of you designated in Schedule B hereto will be binding upon all the Underwriters.

            12. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                _______________

            If the foregoing correctly sets forth the understanding between the Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the several Underwriters. Alternatively, the execution of this Agreement by the Company and its acceptance by or on behalf of the Underwriters may be evidenced by an exchange of telecopy or other written communications.

                                         Very truly yours,

                                         ENSERCH CORPORATION



                                         By
                                           Name:
                                           Title:




ACCEPTED as of the date first
  above written.






By


      By
        Name:
        Title:

                                 SCHEDULE A


                                                             Principal
                                                             Amount of
                                                            Notes to be
            Underwriter                                      Purchased

                              . . . . . . . . . . . . . .     $
                              . . . . . . . . . . . . . .
                              . . . . . . . . . . . . . .

             Total      . . . . . . . . . . . . . . . . .      $150,000,000

                                  SCHEDULE B


Underwriting Agreement dated January [25], 1994


Indenture dated as of February 15, 1992, between the Company and The First National Bank of Chicago, as Trustee


Registration Statement No. 33-45688


Title of Securities:                 % Notes Due 2004 (the "Notes").


Amount of Securities:              $150,000,000 principal amount of
                                   the Notes.


Denomination of Global
Security:                          $150,000,000.


Securities Depository:             The Depository Trust Company.


Purchase Price:                      % of the principal amount, plus
                                   accrued interest from February [1],
                                   1994.


Delayed Delivery:                  Not Applicable.


Closing-

      Office for delivery of
        Securities:                      The Depository Trust Company
                                         55 Water Street
                                         New York, New York  10041-0099

      Office for payment for
        Securities:                      Mudge Rose Guthrie
                                           Alexander & Ferdon
                                         180 Maiden Lane
                                         New York, New York 10038

      Date and time of Closing:          9:30 a.m., February [1], 1994

      Form of Securities:                Book-entry, registered in the
                                         name of The Depository Trust
                                         Company or its nominee.

Underwriting Discount:                      %


Address for notices per
Section 10:



Name of Underwriter to act
per Section 11:


Particular terms of the
Securities-

      Interest:                            % per annum, from February 1,
                                         1994, payable semi-annually on
                                         February 1 and August 1,
                                         commencing August 1, 1994, to
                                         holders of record on the
                                         preceding January 15, or July
                                         15, as the case may be.

      Maturity:                          February 1, 2004.

      Optional Redemption:               None.

      Sinking Fund:                      None.


      Other terms:                       For the additional terms of the
                                         Notes, reference is made to the
                                         Prospectus dated March 4, 1992
                                         as supplemented by the
                                         Prospectus Supplement dated the
                                         date hereof.

                                                                   EXHIBIT I


                             ENSERCH CORPORATION


                            [Title of Securities]


                          DELAYED DELIVERY CONTRACT


_________________ __, 199_


ENSERCH Corporation

c/o _________________________________
      [As Representative of the Several Underwriters,]
            _____________________
            _____________________
            _____________________


Gentlemen:

            The undersigned hereby agrees to purchase from ENSERCH Corporation ("Company"), and the Company agrees to sell to the undersigned, [If one delayed closing, insert -- as of the date hereof,
for delivery on           , 199_  ("Delivery Date")] $
principal amount of the Company's                 ("Securities"),
offered by the Company's Prospectus relating thereto, receipt of a copy
of which is hereby acknowledged, at a purchase price of    % of the
principal amount thereof plus accrued interest, if any, from to the Delivery Date and on the further terms and conditions set forth in this contract.

            [If two or more delayed closings, insert the following:

            The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Securities in the amounts set forth below:


                  Delivery Date                Amount

                  _____________             __________

                  _____________             __________


Each of such delivery dates is hereinafter referred to as a Delivery
Date.]

            Payment for the Securities that the undersigned has agreed to purchase for delivery on a Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House (next day) funds at the office of __________________ at A.M. on that Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned for delivery on that Delivery Date in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to that Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the total amount of Securities to be purchased by the undersigned on that Delivery Date.

            The obligation of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Securities on a Delivery Date shall be subject only to the conditions that (1) investment in the Securities shall not at that Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject, which investment the undersigned represents is not prohibited on the date hereof, and (2) the Company shall have sold to the Underwriters the amount of Securities to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus mentioned above.

            Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

            This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

            It is understood that the acceptance of this contract and any other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

            This contract shall be governed by, and construed in accordance with, the laws of the State of New York.


                                         Very truly yours,

                                         [Name of Purchaser]



                                         By
                                           Name:
                                           Title:




                                               (Address of Purchaser)


Accepted, as of the above date.

ENSERCH CORPORATION



By
  Name:
  Title:

                                                                  EXHIBIT II


            1. They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the Rules and Regulations.

            2. In their opinion, the financial statements and any schedules audited by them and included or incorporated by reference in the Registration Statement and Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act, as applicable, and the published rules and regulations of the Commission thereunder. They have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS 71, Interim Financial Information, on the unaudited financial statements included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus.

            3. On the basis of procedures referred to in such letter, including a reading of the minutes and the latest available interim financial statements of the Company and inquiries of officials of the Company responsible for financial and accounting matters, nothing caused them to believe that:

            (A) Any material modifications should be made to the unaudited financial statements, if any, included or incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

            (B) the unaudited financial statements, if any, included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act and the published rules and regulations of the Commission thereunder;

            (C) the unaudited pro forma condensed consolidated financial statements, if any, included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act and the published rules and regulations of the Commission thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

            (D) at the date of the latest available internal balance sheet of the Company and at a subsequent specified date not more than five days prior to the date of such letter, there was any change in the capital stock (other than from stock issued under employee benefit and stock option plans), or long-term debt (other than from currency fluctuations and normal repurchases of long-term debt for sinking fund purposes and scheduled repayments) of the Company and its subsidiaries consolidated or any decrease in consolidated net current assets or net assets (excluding any decrease in net assets as a result of the declaration by the Company of regular quarterly dividends on its preferred stock and Common Stock) as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in all cases for changes or decreases that the Prospectus discloses have occurred or may occur or as may be set forth in such letter; or

            (E) for the period from the date of the latest income statement included or incorporated by reference in the Prospectus to the date of the latest available internal income statement of the Company, there was any decrease, as compared with the corresponding period of the previous year in consolidated revenues or in the total or per share amounts of income before extraordinary items or of net income, except in all cases for changes or decreases that the Prospectus discloses have occurred or may occur or as may be set forth in such letter.

            4. In addition to their audit referred to in their reports included or incorporated by reference in the Registration Statement and Prospectus and the procedures referred to in (3) above, they have carried out certain other specified procedures, not constituting an audit, with respect to certain specified dollar amounts, percentages and other financial information (in each case to the extent that such dollar amounts, percentages and other financial information are derived, directly or by analysis or computation, from the general accounting records of the Company and its subsidiaries) that are included or incorporated by reference in the Prospectus and appear in the Prospectus or incorporated documents and have found such dollar amounts, percentages and financial information to be in agreement with the general accounting records of the Company and its subsidiaries.

January 18, 1994








                                $150,000,000
                             ENSERCH CORPORATION
                              % NOTES DUE 2004


Dear      :


ENSERCH Corporation (the "Company") intends to sell $150,000,000 aggregate principal amount of ___% Notes Due 2004 (the "Notes") on January 25, 1994 (the "Sale Date"). The Notes are described in the enclosed Registration Statement and draft Prospectus Supplement. The Company anticipates subject to the terms and provisions described in this letter, signing an Underwriting Agreement in the form attached with the firm or firms submitting the offer which results in the lowest cost of funds to the Company as determined in the sole discretion of the Company.

After an offer is selected, the offering and sale of the Notes will proceed and be documented like a normal negotiated sale. It is anticipated that the closing will be held on February 1, 1994, at the office of Mudge Rose Guthrie Alexander & Ferdon, 180 Maiden Lane, 34th Floor, New York, New York 10038. Mudge Rose has been designated as counsel to the prospective Underwriters. Persons at Mudge Rose working on the proposed offering are Arnold Tracy (212/510-7400), Ted Farris (212/510-7792) and Chris Moore (212/510-
7568).

January 18, 1994
Page 2



Offers should be made by telephone to Messrs. Benjamin A. Brown and R.L. Jay, or the Company's other authorized representatives between 10:00 a.m. and 10:10 a.m. Eastern Time on the Sale Date at the following telephone numbers at Mudge Rose Guthrie Alexander & Ferdon, 180 Maiden Lane, New York, New York 10038, conference rooms 33-2 and 33-3:

           (212) 510-7070                (212) 510-7039
           (212) 510-7025                (212) 510-7072
           (212) 510-7000 (ask for conference rooms 33-2 or 33-3)

Each offer shall be for the purchase of the entire principal amount of the Notes and shall set forth the following information:

        .  Fixed rate of interest (payable semiannually)
        .  Price to the Company (expressed as a percent of par)
        .  Price to the Public (expressed as a percent of par)
        . Effective all-in-cost to the Company after reflecting all underwriting discounts and commissions (expressed in percent to the nearest tenth of a basis point)

Each offer must be confirmed by facsimile transmission with a completed offer form (using the offer form attached to this letter) to one of the following facsimile numbers at Mudge Rose not later than 10:30 a.m. Eastern Time on the Sale Date.

           (212) 248-2655                (212) 248-2657

An executed Underwriting Agreement signature page must accompany the faxed offer form. Each telephone offer must provide the Company with (i) the name of the offeror, (ii) a telephone number at which such offer may be immediately confirmed and the name of the individual who will be authorized to provide such confirmation, and (iii) the other information specified above.

The Company intends to make a prompt determination. If two or more offers provide identical lowest cost of funds, all other offers will be rejected and negotiations will proceed with the firms which made the identical offers. The winning firm or firms will also be asked to supply any information necessary to complete the Prospectus Supplement.

January 18, 1994
Page 3



Each offer should be irrevocable until 10:30 a.m., New York City time, on the Sale Date, unless earlier rejected by the Company or extended by the offeror. Each offer will be selected or rejected in its entirety. Any offer not selected by the Company prior to its expiration as provided herein shall be deemed to have been rejected. The Company reserves the absolute right to reject any and all offers at any time prior to the execution of the Underwriting Agreement or to postpone the Sale Date in its discretion.

The winning offer will be formally accepted by execution of the facsimile Underwriting Agreement signature page by 11:00 a.m. in New York City at the offices of Mudge Rose Guthrie Alexander &
Ferdon by an officer of the Company.

Executed originals of the completed Underwriting Agreement offer form and Underwriting Agreement must be hand delivered in duplicate not later than 2:30 p.m. Eastern Time on the Sale Date to the above offices of Mudge Rose, Attention: Chris Moore.

Please notify me by telephone (214/670-2204) or fax (214/573-3279) by 4:00 p.m. on January 21, 1994 (i) whether you intend to submit an offer and (ii) of the names of any other firms who are participating in your group, if any. It would also be helpful if you could provide me at that time an example of your calculation of the all in cost to the Company (after underwriting discount) so that the Company is in agreement as to the method of calculation. The calculation should include a sample purchase price, interest rate and all in cost.

Enclosed is one copy of (i) Amendment No. 1 to Registration Statement No. 33-45688 filed with the Securities and Exchange Commission and declared effective on March 4, 1992, (ii) the form of Underwriting Agreement, (iii) the Company's Form 8-K dated December 22, 1993, relating to the sale of the Company's engineering and construction business, (iv) Prospectus Supplement (to Prospectus dated March 4, 1992) dated August 11, 1992, (v) a draft of the Prospectus Supplement to be used in connection with the offering, (vi) the Indenture dated as of February 15, 1992, between the Company and The First National Bank of Chicago, as Trustee, (vii) the Company's 1992 Form 10-K, (viii) the Company's third quarter 1993 Form 10-Q, and (ix) draft Mudge Rose Blue Sky Memorandum. Additional copies of these documents may be obtained by contacting Chris Moore at 212/510-7568.

January 18, 1994
Page 4



As counsel to the Underwriters in connection with the sale, Mudge
Rose has estimated its legal fees at $50,000, plus an estimated
$7,500 for disbursements. The winning firm(s) will be responsible for such fees and disbursements.

Any prospective Underwriter that wishes to discuss the contents of the Registration Statement and the Prospectus Supplement may do so by calling me at any time at 214/670-2204.

Any legal or procedural questions regarding the proposed offering or the enclosed documents, may be discussed with Robert L. Jay
(214/670-2850) of the Company, or Chris Moore (212/510-7568) or Ted Farris (212/510-7792) of Mudge Rose.

Very truly yours,



Benjamin A. Brown

Enclosures

cc:     Dr. Sanford R. Singer
        Mr. Arnold Tracy